KAR Emerging Markets Small-Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—91.8%
Communication Services—24.5%
Addcn Technology Co., Ltd. (Taiwan)	559,000	$4,400
Auto Trader Group plc (United Kingdom)	949,750	6,195
Autohome, Inc. ADR (China)	57,512	4,342
carsales.com Ltd. (Australia)	439,561	5,441
Sarana Menara Nusantara Tbk PT (Indonesia)	72,560,800	5,202
Sea Ltd. ADR (Thailand)(1)	50,044	5,367
Wirtualna Polska Holding SA (Poland)(1)	186,490	3,215
Wise Talent Information Technology Co., Ltd. (China)(1)	1,910,400	4,235
Yandex N.V. Class A (Russia)(1)	92,264	4,615
		43,012

Consumer Discretionary—3.7%
Union Auction PCL (Thailand)	24,380,000	6,452
Consumer Staples—13.0%
Anhui Gujing Distillery Co., Ltd. Class B (China)	450,300	4,850
Carlsberg Brewery Malaysia Bhd (Malaysia)	308,000	1,791
Cia Cervecerias Unidas SA Sponsored ADR (Chile)	275,761	3,949
Clicks Group Ltd. (South Africa)	216,000	2,619
Heineken Malaysia Bhd (Malaysia)	779,600	4,124
Taisun International Holding Corp. (Taiwan)	1,230,074	5,473
		22,806

Financials—4.9%
VNV Global AB publ (Sweden)(1)	1,158,942	8,594
Health Care—1.2%
Haw Par Corp., Ltd. (Singapore)	294,000	2,079
Industrials—32.3%
51job, Inc. ADR (China)(1)	74,125	5,321
HeadHunter Group plc ADR (Russia)	430,800	10,072
IndiaMart InterMesh Ltd. (India)	109,000	3,357
Kerry TJ Logistics Co., Ltd. (Taiwan)	2,986,000	4,135
Marel HF (Iceland)	833,700	4,309
NICE Information Service Co., Ltd. (South Korea)	305,550	4,669
S-1 Corp. (South Korea)	83,810	6,006
SaraminHR Co., Ltd. (South Korea)	163,400	3,154
Sporton International, Inc. (Taiwan)	520,720	4,264
Taiwan Secom Co., Ltd. (Taiwan)	590,874	1,749
Tegma Gestao Logistica SA (Brazil)	973,195	4,213
Voltronic Power Technology Corp. (Taiwan)	193,500	5,576
		56,825

Information Technology—10.6%
Douzone Bizon Co., Ltd. (South Korea)	22,892	1,956
Humanica PCL Foreign Shares (Thailand)	16,475,200	4,657
	Shares	Value

Information Technology—continued
Oracle Financial Services Software Ltd. (India)	10,670	$405
TOTVS SA (Brazil)	1,145,447	4,929
Webcash Corp. (South Korea)	146,935	6,792
		18,739

Materials—1.6%
Corp. Moctezuma SAB de C.V. (Mexico)	1,372,583	2,890
Total Common Stocks (Identified Cost $134,832)		161,397

Total Long-Term Investments—91.8% (Identified Cost $134,832)		161,397

Short-Term Investment—9.9%
Money Market Mutual Fund—9.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.085%)(2)	17,382,198	17,382
Total Short-Term Investment (Identified Cost $17,382)		17,382

TOTAL INVESTMENTS—101.7% (Identified Cost $152,214)		$178,779
Other assets and liabilities, net—(1.7)%		(3,042)
NET ASSETS—100.0%		$175,737

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
Taiwan	14%
South Korea	13
China	11
United States	10
Thailand	9
Russia	8
Brazil	5
Other	30
Total	100%
† % of total investments as of June 30, 2020.
See Notes to Schedule of Investments

KAR Emerging Markets Small-Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$161,397	$85,974	$75,423
Money Market Mutual Fund	17,382	17,382	—
Total Investments	$178,779	$103,356	$75,423
There were no securities valued using significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

KAR EMERGING MARKETS SMALL-CAP FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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